UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 9, 2024
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 9, 2024, the Board of Directors (the “Board”) of Open Text Corporation (“OpenText”) appointed Annette Rippert as a director, effective immediately. Ms. Rippert is a seasoned executive having served in key senior leadership roles at Accenture plc, including most recently as its Group Chief Executive – Strategy & Consulting until her retirement from Accenture.

Ms. Rippert currently serves as a member of the Board of Trustees for Northwestern University and holds a Bachelor of Science in Computer Science degree and a Master of Management degree, both from Northwestern University.

Ms. Rippert will participate in OpenText’s Director’s Deferred Share Unit Plan (the “DSU Plan”), whereby any non-management director of OpenText may elect to defer all or part of their retainer and/or fees in the form of common shares. A copy of the DSU Plan is filed as Exhibit 10.4 to OpenText’s Annual Report on Form 10-K for the year ended June 30, 2023, filed with the Securities and Exchange Commission on August 3, 2023. In addition, Ms. Rippert will receive compensation for her service on the Board consistent with OpenText’s standard compensation practice for non-employee directors.

On July 9, 2024, OpenText issued a press release announcing the appointment of Ms. Rippert to the Board, a copy of which is filed herewith as Exhibit 99.1.
Item 8.01. Other Events.
Incorporated by reference is a press release issued by OpenText on July 9, 2024, which is attached hereto as Exhibit 99.1.
Item  9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

July 9, 2024	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary